Consent of Independent Public Accountants



   As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of Post-Effective Amendment No. 2 to Form N-1A registration statement (No. 33-96634) for Leuthold Funds, Inc.


                                 ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin,
   January 27, 1997.